SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) March 12, 1999


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000















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Item 5.  Other Events
         ------------

        In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-8 (No. 33-53327, No. 33-61339 and No. 33-60069), we hereby file the following press release.


                                             Contact:   Susan Gaffney
                                                        (302) 774-2698


                         DuPont Announces Discussions


        Wilmington, Del., March 12 -- DuPont today announced that it is in discussions with Pioneer Hi-Bred International Inc. regarding a possible business combination. There can be no assurances that any transaction will be concluded.

        DuPont will not make any additional statements on this matter until either an agreement is reached or discussions are terminated.

                                      ###

3/12/99










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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                          /s/ G. M. Pfeiffer
                                 ------------------------------------
                                           G. M. Pfeiffer
                                      Senior Vice President and
                                       Chief Financial Officer




March 12, 1999








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